Derivative financial instruments	12 Months Ended
Dec. 31, 2025
Derivative Financial Instruments [Abstract]
Derivative financial instruments
21. Derivative financial instruments
The Group enters into certain derivative contracts in the course of its risk management activities, primarily to hedge the currency risks associated with exchange rate fluctuations for sales that originate in currencies other than the Euro, as well as to hedge the interest rate risk on borrowings. The Company only enters into these contracts for hedging purposes as the Group’s financial management policy does not permit trading in financial instruments for speculative purposes. Derivative financial instruments meeting the hedge requirements of IFRS 9 are accounted for using hedge accounting. Changes in the fair value of derivative financial instruments not qualifying for hedge accounting are recognized in profit or loss in the relevant reporting period. The interest rate and currency derivatives used by the Company are over the counter (OTC) instruments, meaning those negotiated bilaterally with market counterparties, and the determination of their current value is based on valuation techniques that use input parameters (such as interest rate curves, foreign exchange rates, etc.) observable on the market (level 2 of the fair value hierarchy defined in IFRS 13 — Fair Value Measurement).
Derivatives are measured at fair value each reporting date by taking as a reference the applicable foreign currency exchange rates or the interest rates and yield curves observable at commonly quoted intervals.
The Group’s outstanding derivative instruments are presented below.

	At December 31, 2025			At December 31, 2024
(€ thousands)	Notional Amount	Positive Fair Value	Negative Fair Value	Notional Amount	Positive Fair Value	Negative Fair Value
Foreign currency exchange risk
Foreign currency derivatives	835,812	6,993	(4,315)	756,316	1,596	(14,699)
Interest rate risk
Interest rate swaps	81,295	62	(261)	82,631	115	(439)
Total derivatives instruments - Notional / Assets / (Liabilities)	917,107	7,055	(4,576)	838,947	1,711	(15,138)
At December 31, 2025 and 2024, derivative financial instruments mainly include foreign currency derivative contracts used by the Group to hedge the risks associated with fluctuations in the Euro/U.S. Dollar exchange rate for sales in U.S. Dollars and in the Euro/Chinese Renminbi exchange rate for sales in Chinese Renminbi.
Hedging derivatives
All contracts in place at the reporting date were entered into with major financial institutions, and no counterparties are expected to default. A liquidity analysis of the derivative contract maturities is provided in the financial risks section of these notes.
The cash flows resulting from the Group’s international activities are exposed to exchange rate volatility. In order to hedge this risk, the Group enters into forward sale and purchase agreements, so as to guarantee the value of identified cash flows in Euro (or in other currencies used locally). The projected future cash flows mainly relate to the collection of trade receivables, the settlement of trade payables and financial cash flows. The notional amount of foreign exchange forward contracts to hedge projected future cash flows is presented below.

	For the years ended December 31,
(€ thousands)	2025	2024
USD	314,100	278,068
CHF	402	—
CNY	263,735	255,447
GBP	48,048	53,991
JPY	55,057	42,435
HKD	29,877	34,825
Other	124,593	91,550
Total notional amount	835,812	756,316
The key features of the interest rate swap (IRS) agreements are presented below.

(€ thousands, except percentages)			Notional amount at December 31,		Fair value at December 31,
Contract	Maturity date	Fixed interest rate	2025	2024	2025	2024
IRS 1	6/30/2027	2.10%	50,000	50,000	38	49
IRS 2	6/14/2027	2.77%	30,000	30,000	(261)	(439)
IRS 3	9/30/2027	0.22%	1,295	2,035	24	57
IRS 4	12/31/2025	(0.15%)	—	596	—	9
Total			81,295	82,631	(199)	(324)